EXHIBIT 23(H)(VII) UNDER FORM N-1A
                                              EXHIBIT 10 UNDER ITEM 601/REG. S-K

Huntington Situs Small Cap Fund and Huntington VA Situs Small Cap Fund changed their names to Huntington Situs Fund and Huntington VA Situs Fund - 1/24/08

                           INVESTMENT COMPANY EXHIBIT
                                       TO
                     AGREEMENT FOR ADMINISTRATIVE SERVICES
                                    BETWEEN
                          THE HUNTINGTON NATIONAL BANK
                            AND THE HUNTINGTON FUNDS

                   AMENDED AND RESTATED AS OF AUGUST 31, 2007

                               List of Portfolios

Huntington Dividend Capture Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington Fixed Income Securities Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington Growth Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington Income Equity Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington Intermediate Government Income Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington International Equity Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington Macro 100 Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington Michigan Tax-Free Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington Mid Corp America Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington Money Market Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
   Interfund Shares
Huntington Mortgage Securities Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington New Economy Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington Ohio Municipal Money Market Fund
   Investment A Shares
   Trust Shares
Huntington Ohio Tax-Free Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington Real Strategies Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington Rotating Markets Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington Short/Intermediate Fixed Income Securities Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington Situs Small Cap Fund
   Investment A Shares
   Investment B Shares
   Trust Shares
Huntington Tax-Free Money Market Fund
   Investment A Shares
   Trust Shares
Huntington U.S. Treasury Money Market Fund
   Investment A Shares
   Trust Shares
Huntington VA Dividend Capture Fund
Huntington VA Growth Fund
Huntington VA Income Equity Fund
Huntington VA International Equity Fund
Huntington VA Macro 100 Fund
Huntington VA Mid Corp America Fund
Huntington VA Mortgage Securities Fund
Huntington VA New Economy Fund
Huntington VA Real Strategies Fund
Huntington VA Rotating Markets Fund
Huntington VA Situs Small Cap Fund

This Investment Company Exhibit, amended and restated as of August 31, 2007, is hereby incorporated and made part of the Administrative Services Agreement dated June 23, 2006, by and between the parties named below (the "Agreement") and replaces any and all prior versions of the Investment Company Exhibit to the Agreement.

Witness the due execution hereof this 11th day of September, 2007.

THE HUNTINGTON FUNDS                       THE HUNTINGTON NATIONAL BANK

By:  /s/ George M. Polatas                 By:  /s/ B. Randolph Bateman
Name:  George M. Polatas                   Name:  B. Randolph Bateman
Title:  Vice President                     Title:  President